

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                December 6, 2001




                     Structured Asset Securities Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



             Delaware                                 333-63602                     74-2440850
      ---------------------------                     ---------                     ----------
     (State or Other Jurisdiction                     (Commission                 (I.R.S. Employer
           of Incorporation)                         File Number)                Identification No.)



           101 Hudson Street
              33rd Floor
        Jersey City, New Jersey                                                        07302
        -----------------------                                                       -------
    (Address of Principal Executive                                                  (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (201) 524-2437

                                    No Change
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





         Item 5.  Other Events

         The Registrant registers issuances of series of Amortizing Residential
Collateral ("ARC") Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the
"Act"), by Registration Statement on Form S-3 (Registration File Nos. 333-63602)
(the "Registration Statement"). Pursuant to the Registration Statement, the
Registrant issued $847,838,000 in aggregate principal amount of Class A, Class
A-IO, Class M-1, Class M-2 and Class B ARC Mortgage Pass-Through Certificates,
Series 2001-BC6 on October 31, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the Prospectus Supplement dated
October 30, 2001, as supplemented by a Supplement dated October 31, 2001, (and together with the Prospectus dated July 27, 2001, the "Prospectus"), to file information relating to subsequent mortgage loans (the "Subsequent Mortgage
Loans") purchased by the Registrant.

         Pursuant to a Transfer Supplement No. 1-LBH, dated as of December 1,
2001, supplementing the Mortgage Loan Sale and Assignment Agreement, dated as of
October 1, 2001, between Lehman Capital, a division of Lehman Brothers Holdings,
Inc., as seller, and Structured Asset Securities Corporation (the "Depositor"),
as purchaser, the Depositor acquired $97,314,107.39 of Subsequent Mortgage Loans having the characteristics set forth in the Mortgage Loan Schedule attached as
Schedule I thereto, for inclusion in the Amortizing Residential Collateral ("ARC")
Trust Fund, Series 2001-BC6 (the "Trust Fund"). Pursuant to a Transfer Supplement
No. 1-LBB, dated as of December 1, 2001, supplementing the Mortgage Loan Sale and
Assignment Agreement, dated as of October 1, 2001, between Lehman Brothers Bank,
FSB, as seller, and the Depositor, as purchaser, the Depositor acquired $27,484,846.31 of Subsequent Mortgage Loans having the characteristics set forth in the
Mortgage Loan Schedule attached as Schedule I thereto, for inclusion in the
Trust Fund. The Trust Fund was established pursuant to a Trust Agreement, dated as of October 1, 2001 (the "Trust Agreement"), by and among the Depositor, Bank
One, National Association, as trustee, Wells Fargo Bank Minnesota, National
Association, as master servicer, and The Murrayhill Company, as loss mitigation advisor. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

                                       2




     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

     99.1 Transfer  Supplement No. 1-LBH,  dated as of December 1, 2001, between
          Structured  Asset  Securities  Corporation,  as depositor,  and Lehman
          Capital,  a  Division  of Lehman  Brothers  Holdings  Inc.,  as seller
          (including Mortgage Loan Schedule).

     99.2 Transfer  Supplement No. 1-LBB,  dated as of December 1, 2001, between
          Structured  Asset  Securities  Corporation,  as depositor,  and Lehman
          Brothers Bank, FSB, as seller (including Mortgage Loan Schedule).



                                       3




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     STRUCTURED ASSET SECURITIES CORPORATION



                                    By:   /s/Ellen V. Kiernan
                                        ----------------------------------------
                                           Name: Ellen V. Kiernan
                                           Title: Vice President



Dated:  December 6, 2001







                                  EXHIBIT INDEX


Exhibit No.                                         Description                                       Page No.
-----------                                         -----------                                       --------
99.1                  Transfer Supplement No. 1-LBH, dated as of
                      December 1, 2001, between Structured Asset Securities
                      Corporation, as depositor, and Lehman Capital, a Division
                      of Lehman Brothers Holdings Inc., as seller (including
                      Mortgage Loan Schedule).

99.2                  Transfer Supplement No. 1-LBB, dated as of December 1, 2001, between
                      Structured Asset Securities Corporation, as depositor, and Lehman
                      Brothers Bank, FSB, as seller (including Mortgage Loan Schedule).

